EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended February 8, 2013

 Current Month               Rolling Performance*          Rolling Risk Metrics* (Mar 2008 – Feb 2013)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-1.5%	-0.7%	0.7%	-6.2%	-2.5%	-3.6%	1.3%	-3.6%	10.6%	-22.9%	-0.3	-0.5
B**	-1.5%	-0.8%	0.7%	-6.8%	-3.1%	-4.3%	N/A	-4.3%	10.6%	-24.9%	-0.4	-0.5
Legacy 1***	-1.5%	-0.7%	1.0%	-4.2%	-0.5%	N/A	N/A	-3.1%	10.8%	-18.1%	-0.2	-0.4
Legacy 2***	-1.5%	-0.7%	0.9%	-4.5%	-0.9%	N/A	N/A	-3.4%	10.7%	-18.6%	-0.3	-0.4
Global 1***	-1.5%	-0.7%	1.0%	-3.6%	-1.3%	N/A	N/A	-3.9%	10.3%	-17.5%	-0.3	-0.5
Global 2***	-1.5%	-0.7%	1.0%	-3.9%	-1.6%	N/A	N/A	-4.2%	10.2%	-18.4%	-0.4	-0.5
Global 3***	-1.5%	-0.7%	0.8%	-5.4%	-3.3%	N/A	N/A	-6.0%	10.2%	-23.5%	-0.5	-0.7

S&P 500 Total Return Index****	0.4%	1.4%	6.6%	13.5%	13.5%	5.0%	8.2%	5.0%	18.9%	-46.4%	0.4	0.4
Barclays Capital U.S. Long Gov Index****	0.7%	0.1%	-3.3%	2.4%	11.3%	8.2%	7.0%	8.2%	13.3%	-12.3%	0.7	1.1
*         Performance metrics are calculated using month-to-date performance estimates.  All performance data is subject to verification.
**       Units began trading in August 2003.
***     Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	40%					40%
Energy	20%	Long	Brent Crude Oil	5.4%	Long	20%	Long	Brent Crude Oil	5.4%	Long
			Gasoline Blendstock	4.7%	Long			Gasoline Blendstock	4.7%	Long
Grains/Foods	12%	Short	Sugar	2.7%	Short	12%	Short	Sugar	2.7%	Short
			KC Wheat	1.6%	Short			KC Wheat	1.6%	Short
Metals	8%	Long	Copper	2.2%	Long	8%	Long	Copper	2.2%	Long
			Zinc LME	1.7%	Long			Zinc LME	1.7%	Long
FINANCIALS	60%					60%
Currencies	26%	Short $	Euro	3.6%	Short	26%	Short $	Euro	3.6%	Short
			Japanese Yen	1.7%	Short			Japanese Yen	1.7%	Short
Equities	26%	Long	S&P 500	4.0%	Long	26%	Long	S&P 500	4.0%	Long
			Nikkei 225	2.1%	Long			Nikkei 225	2.1%	Long
Fixed Income	8%	Long	U.S. Treasury Bond	1.6%	Short	8%	Long	U.S. Treasury Bond	1.6%	Short
			Japanese Gov't Bonds	1.1%	Long			Japanese Gov't Bonds	1.1%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil markets finished lower because a surge in demand for safe-haven assets reduced spurred liquidations of riskier assets across global markets.  Natural gas markets also fell and were driven lower following a report from the National Oceanic and Atmospheric Administration which projected depressed domestic demand in the U.S. due to forecasts for warmer temperatures.

Grains/Foods
U.S. grains markets predominantly declined as elevated U.S. inventories and forecasts indicated weakening international demand.  In the foods markets, sugar prices fell to multi-week lows following stronger-than-expected production data from South America.  Coffee prices declined to a 32-month low due to speculation steadily rising supplies will continue to exceed global demand..

Metals
Copper prices moved lower on concerns about political instability in Spain and Italy, which weighed on European industrial demand forecasts.  Intraweek declines in the global equity markets also weighed on base metals prices.  Gold prices finished the week lower due to a late-week sell off spurred by better-than-expected trade deficit data.

Currencies
The euro fell sharply against counterparts after the European Central Bank warned that future interest rate cuts might still be possible.  The U.S. dollar benefitted from euro weakness as investors sought safe-haven assets amidst Eurozone concerns.  The Canadian dollar registered losses following a report which indicated an unexpected decline in employment data.

Equities
European equity markets generally fell as investors reacted to uncertainty surrounding growth prospects for the region.  The main drivers behind the weakness in equities were: the political turmoil in Spain and Italy; bearish comments from the European Central Bank; and concerns surrounding upcoming Eurozone budget cuts. North American equity markets finished mixed as the bullish effect of optimistic trade deficit data and strong corporate earnings was offset by Eurozone concerns and weak unemployment data.

Fixed Income	The U.S. and German fixed-income markets rallied and were fostered by bearish economic data from across the globe and by declines in the European equity markets.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset):  A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.